Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment No. 4”) is entered into as of June 24, 2016, by and among A.M. Castle & Co., a corporation organized under the laws of the state of Maryland (“Parent”), Total Plastics, Inc., a Michigan corporation (“TPI”; and together with Parent, each individually a “US Borrower” and collectively, “US Borrowers”), A.M. Castle & Co. (Canada) Inc., a corporation organized under the laws of the province of Ontario, Canada (“Canadian Borrower”; and together with US Borrowers, each individually a “Borrower” and collectively, “Borrowers”), the financial institutions from time to time party to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), and Wells Fargo Bank, National Association, in its capacity as agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as defined below) acting for and on behalf of the Secured Parties (as defined in the Loan Agreement).

R E C I T A L S:

WHEREAS, Borrowers, certain affiliates of Borrowers as Guarantors, the Lenders and the Agent entered into that certain Loan and Security Agreement, dated as of December 15, 2011, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of January 21, 2014, Amendment No. 2 to Loan and Security Agreement, dated as of December 10, 2014 and Amendment No. 3 to Loan and Security Agreement, dated as of February 8, 2016 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the Other Documents (as defined in the Loan Agreement);

WHEREAS, Borrowers have requested that Agent and Lenders (a) consent to the prepayment of certain Second Lien Notes and Non-Exchanged Notes and (b) agree to amend certain provisions of the Loan Agreement; and

WHEREAS, Agent and the Lenders are willing to agree to such request on and subject to the terms and conditions set forth in this Amendment No. 4.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the terms and provisions of this Amendment No. 4 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Existing Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

2. Consent to Certain Payments. Notwithstanding anything to the contrary in the Loan Agreement, but subject to the terms and conditions set forth in this Amendment No. 4, the parties agree that, from and after the Amendment No. 4 Effective Date, the Borrowers may (a) prepay the Second Lien Notes (other than the Non-Exchanged Notes) in an aggregate principal amount not in excess of $27,500,000 and (b) repay the Non-Exchanged Notes in an aggregate principal amount not in excess of $6,000,000; provided, that, (i) in the case of the foregoing clauses (a) and (b), immediately before and after giving effect to any such payment, the amount of Global Excess Availability (which for the avoidance of doubt shall be calculated after giving effect to the Availability Block) shall be no less than $17,500,000, (ii) Administrative Borrower shall give prompt written notice to Agent of any such payment, (iii) Agent shall have received the amendment fee described in Section 6(b) below, and (iv) no Default or Event of Default shall have occurred and be continuing either immediately before or after any such payment.

3. Additional Definitions. As used herein, the following terms shall have the meanings given to them below and Section 1.2 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

“Amendment No. 4” shall mean Amendment No. 4 to Loan and Security Agreement, dated as of June 24, 2016, by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Amendment No. 4 Effective Date” shall mean the first date on which all conditions set forth in Section 7 of Amendment No. 4 have been satisfied (or waived by Agent).

“Availability Block” shall mean $17,500,000; provided, that, (a) Availability Block shall mean $8,750,000 from and after such time, if any, that the Administrative Borrower shall have delivered a Compliance Certificate to Agent pursuant to Section 9.7 or 9.8 of this Agreement, demonstrating a Fixed Charge Coverage Ratio of not less than 1.00:1.00 for each of the six (6) preceding fiscal months, and (b) Availability Block shall mean $0 from and after such time, if any, that the Administrative Borrower shall have delivered a Compliance Certificate to Agent pursuant to Section 9.7 or 9.8 of this Agreement, demonstrating a Fixed Charge Coverage Ratio of not less than 1.00:1.00 for the trailing twelve (12) month period then ended.

4. Amendments to Definitions.

(a) The definition of “Applicable Margin” in Section 1.2 of the Loan Agreement is hereby amended by deleting the pricing grid set forth therein in its entirety and replacing it with the following:

Tier	Quarterly Average Undrawn Availability	Applicable Margin for Base Rate Loans	Applicable Margin for LIBOR Rate Loans	Applicable Unutilized Commitment Fee Margin
I	Less than or equal to 1/3 of the Maximum Credit	1.50%	2.50%	0.25%

2

II	Greater than 1/3 of the Maximum Credit, but less than or equal to 2/3 of the Maximum Credit	1.25%	2.25%	0.375%
III	Greater than 2/3 of the Maximum Credit	1.00%	2.00%	0.50%

(b) The definition of “Applicable Margin” in Section 1.2 of the Loan Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) For the period from and including the Amendment No. 4 Effective Date to but excluding the First Adjustment Date (as defined below), the Applicable Margin shall be 1.75% for Base Rate Loans and 2.75% for LIBOR Rate Loans, and the Unutilized Commitment Fee shall be 0.50%. After the Amendment No. 4 Effective Date, (i) on the first (1st) day of any calendar quarter (i.e., the first (1st) day of July, September, January or April) after which the Administrative Borrower shall have delivered a Compliance Certificate to Agent pursuant to Section 9.7 or 9.8 of this Agreement, demonstrating a Fixed Charge Coverage Ratio of not less than 1.00:1.00 for the trailing twelve (12) month period then ended (the “First Adjustment Date”), and (ii) thereafter, on the first (1st) day of each calendar quarter (i.e., the first (1st) day of each of July, September, January, and April) (each an “Adjustment Date”), the Applicable Margin for each type of Advance and the Unutilized Commitment Fee shall be adjusted based upon the Borrowing Base Certificates delivered to Agent, in accordance with Section 9.2(c), with respect to the months comprising the immediately preceding calendar quarter and based upon the calculation by Agent of Quarterly Average Undrawn Availability for such calendar quarter. After the First Adjustment Date, in the event that any Borrowing Base Certificate is not provided to the Agent in accordance with Section 9.2(c), the Applicable Margin for each type of Advance and the Unutilized Commitment Fee for the applicable calendar quarter shall be set at the Applicable Margin for such type of Advance and for the Unutilized Commitment Fee set forth in Level I above as of the first (1st) day of the calendar quarter following the month in which such Borrowing Base Certificate was required to be delivered and shall continue at Level I for such entire calendar quarter and thereafter until the next Adjustment Date, if any.”

(c) The definition of “BA Rate” in Section 1.2 of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, if at any time the BA Rate shall be less than 0%, then the BA Rate shall be deemed to be 0%.”

3

(d) The definition of “Canadian Revolving Loan Maximum Amount” in Section 1.2 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Canadian Revolving Loan Maximum Amount” shall mean $16,000,000 (subject to adjustment as provided pursuant to the terms of Sections 2.20 and 2.21).

(e) The definition of “LIBOR” in Section 1.2 of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, if at any time LIBOR shall be less than 0%, then LIBOR shall be deemed to be 0%.”

(f) The definition of “Maximum Credit” in Section 1.2 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Maximum Credit” shall mean $100,000,000 (subject to adjustment as provided pursuant to the terms of Section 2.20 and Section 2.21).

(g) The definition of “Maximum Swingline Advance Amount” in Section 1.2 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Maximum Swingline Advance Amount” shall mean $10,000,000.

(h) The definition of “Reserves” in Section 1.2 of the Loan Agreement is hereby amended by deleting the phrase “shall mean such reserves as Agent may from time to time establish” and replacing it with “shall mean the sum of the Availability Block plus such other reserves as Agent may from time to time establish”.

(i) The definition of “US Letter of Credit Limit” in Section 1.2 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“US Letter of Credit Limit” shall mean, on any date of determination, $16,000,000, minus the amount of all then outstanding Canadian Letter of Credit Obligations.

5. Other Amendments.

(a) Section 2.8 of the Loan Agreement is hereby amended by deleting each reference to “$20,000,000” where it appears in clauses (a) and (b) of such section and replacing it with “$16,000,000”.

(b) Schedule C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

4

6. Amendment Fee. The Borrowers shall pay to the Agent, for the ratable benefit of each Lender (based on the Commitment of each Lender immediately after giving effect to this Amendment No. 4) which executes this Amendment No. 4 by no later than June 24, 2016, an amendment fee, which fee shall be fully earned on the Amendment No. 4 Effective Date, non-refundable in all circumstances, and payable as follows:

(a) an amount equal to $350,000 shall be due and payable on or prior to the Amendment No. 4 Effective Date; and

(b) an amount equal to $275,000 shall be due and payable on the earlier of (i) October 31, 2016 and (ii) the first date on which any Senior Secured Notes or any Non-Exchanged Notes are prepaid as contemplated by Section 2 above.

7. Conditions to Effectiveness. This Amendment No. 4 shall not be effective until each of the following conditions precedent is satisfied in a manner reasonably satisfactory to Agent and Lenders:

(a) the receipt by Agent of an original of this Amendment No. 4 (or an executed copy delivered by facsimile or other electronic transmission), duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

(b) the receipt by Agent of the fees described in Section 6(a) above; and

(c) no Default or Event of Default has occurred and is continuing.

8. Representations and Warranties of Borrowers and Guarantors. Each Borrower and Guarantor hereby represents, warrants and covenants with and in favor of Agent and Lenders as of the date hereof the following (which shall survive the execution and delivery of this Amendment No. 4):

(a) No consent, approval or other action of, or filing with, or notice to any Governmental Body is required in connection with the execution, delivery and performance of this Amendment No. 4, any of the other Amendment Documents (as defined below) or any of the transactions contemplated hereby;

(b) This Amendment No. 4, each agreement, document or instrument entered into by a Borrower or Guarantor in connection herewith (collectively, with this Amendment No. 4, the “Amendment Documents”) and the transactions contemplated hereby have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto or thereto and, if necessary, their respective stockholders or other holders of their Equity Interests (as applicable), and is in full force and effect as of the date hereof, and the agreements and obligations of the each Borrower and Guarantor contained herein or therein constitute the legal, valid and binding obligations of such Borrower and such Guarantor, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

5

(c) Without limiting the foregoing, the execution, delivery and performance of this Amendment No. 4 and the other Amendment Documents by the Borrowers and the Guarantor, and the transactions contemplated hereby, are authorized by the directors’ resolutions, copies of which are attached to the secretary’s certificates, dated on or about February 3, 2016, delivered by each of the Borrowers and the Guarantor, and such directors’ resolutions have not in any way been modified, amended, repealed or rescinded, and are in full force and effect as of the date hereof;

(d) The execution, delivery and performance of the Amendment Documents by each Borrower or Guarantor party thereto and the transactions contemplated hereby (i) are all within such Borrower’s and Guarantor’s corporate or limited liability company powers, and (ii) are not in contravention of law or the terms of such Borrower’s and such Guarantor’s certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or its property are bound;

(e) After giving effect to this Amendment No. 4, all of the representations and warranties set forth in the Loan Agreement and the Other Documents to which Borrowers and Guarantors are a party are true and correct on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(f) After giving effect to the terms of this Amendment No. 4, no Default or Event of Default has occurred and is continuing.

9. Reference to and Effect on the Loan Agreement. This Amendment No. 4, together with the other Amendment Documents, constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto or thereto, no other amendments, modifications or waivers to the Loan Agreement and the Other Documents are intended or implied, and in all other respects the Loan Agreement and the Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provisions of the Loan Agreement or any of the Other Documents are inconsistent with any provisions of this Amendment No. 4, the provisions of this Amendment No. 4 shall control.

10. Governing Law. This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York, but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

6

11. Counterparts. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 4 by telecopier or electronically shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telecopier or electronically also shall deliver an original executed counterpart of this Amendment No. 4, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 4 as to such party or any other party.

[Signature Pages to Follow]

7

IN WITNESS WHEREOF, each of the parties has signed this Amendment No. 4 as of the day and year first above written.

BORROWERS:

A.M. CASTLE & CO.

By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Chief Financial Officer

TOTAL PLASTICS, INC.

By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Vice President

A.M. CASTLE & CO. (CANADA) INC.

By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Vice President – Finance, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUARANTORS:

KEYSTONE TUBE COMPANY, LLC

By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Treasurer

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ David Wisniewski
Name:	David Wisniewski
Title:	Assistant Vice President

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/Raymond Eghobamien
Name:	Raymond Eghobamien
Title:	Vice President

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas H. Herron
Name:	Thomas H. Herron
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH, as a Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to Amendment No. 4 to LSA]

[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

REGIONS BANK, as a Lender

By:	/s/ Darius Sutvinaitis
Name:	Darius Sutvinaitis
Title:	Vice President

[Signature Page to Amendment No. 4 to LSA]